UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 08, 2011 (Date of earliest event reported)
ImmuCell Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12934 (Commission File Number)	01-0382980 (IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine (Address of principal executive offices)		04103 (Zip Code)
207-878-2770 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

ImmuCell Corporation (the “Company”) issued a press release regarding its Mast Out® product offering as presented at the World Animal Health Congress in Kansas City, MO.  on December 8, 2011.

Item 9.01. Financial Statements and Exhibits

         (c) Exhibits

          99.1 Press Release of ImmuCell Corporation, dated December 8, 2011
          99.2 White Paper: Treating Mastitis Without a Loss of Milk Revenue

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2011	IMMUCELL CORPORATION

By: /s/ Michael F. Brigham
Michael F. Brigham
President and CEO

Exhibit Index
Exhibit No.	Description

99.1	Press Release of ImmuCell Corporation dated
December 08, 2011

99.2	White Paper: Treating Mastitis Without a Loss of
Milk Revenue